UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014 (July 1, 2014)

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in Charter)

Delaware	001-35262	16-1731691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2001 Bryan Street, Suite 3700 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 750-1771

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Preliminary Note: As previously reported, Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), Eagle Rock Energy Partners, L.P., a Delaware limited partnership (“Eagle Rock”), and Regal Midstream LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Regency Sub”), entered into a Contribution Agreement (the “Contribution Agreement”), pursuant to which Eagle Rock has agreed to contribute to Regency Sub (the “Contribution”) all of the issued and outstanding membership interests in (i) Eagle Rock Marketing, LLC, a Delaware limited liability company, (ii) Eagle Rock Pipeline GP, LLC, a Delaware limited liability company, (iii) Eagle Rock Gas Services, LLC, a Delaware limited liability company, (iv) Eagle Rock Pipeline, L.P., a Delaware limited partnership, and (v) EROC Midstream Energy, L.P., a Delaware limited partnership (collectively, the “Subject Interests”), in exchange for (1) cash; (2) the assumption and exchange of the Eagle Rock Notes (as defined below) for the Notes (as defined below) described in Item 1.01 below; and (3) 8,245,859 common units representing limited partner interests in the Partnership (“Common Units”). The assets held and operated by the Subject Interests collectively comprise the midstream business of Eagle Rock. The Contribution Agreement and the transactions contemplated thereby were described in the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on December 24, 2013.

On July 1, 2014, the Partnership completed the transactions contemplated by the Contribution Agreement.

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offer and Consent Solicitation

In connection with the closing of the Contribution, the Partnership and its wholly owned subsidiary, Regency Energy Finance Corp. (“Regency Finance” and, together with the Partnership, the “Issuers”), issued $498,880,000 aggregate principal amount of 8  3⁄8% Senior Notes due 2019 (the “Notes”) to holders of Eagle Rock and Eagle Rock Energy Finance Corp.’s 8  3⁄8% Senior Notes due 2019 (the “Eagle Rock Notes”) who validly tendered and did not withdraw their Eagle Rock Notes pursuant to the terms of the Issuers’ exchange offer and consent solicitation relating thereto (the “Exchange Offer”) on or prior to 11:59 p.m., New York City time, on June 30, 2014. The Notes were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Indenture and 8  3⁄8% Senior Notes due 2019

The terms of the Notes are governed by the Indenture dated July 1, 2014 (the “Indenture”), among the Issuers, the guarantors party thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), which is attached hereto as Exhibit 4.1 and incorporated into this Item 1.01 by reference. Interest on the Notes is payable semi-annually on June 1 and December 1 of each year, commencing December 1, 2014, and the Notes will mature on June 1, 2019.

The Notes are senior unsecured obligations of the Issuers and are guaranteed on a senior basis by substantially all of the Partnership’s existing consolidated subsidiaries. The Notes and guarantees are unsecured and rank equally with all of the Issuers’ and each Guarantor’s existing and future senior obligations, including the Issuers’ existing senior notes and the guarantees thereof. The Notes are senior in right of payment to all of the Issuers’ and each Guarantor’s future obligations that are, by their terms, expressly subordinated in right of payment to the Notes and guarantees. The Notes and guarantees are effectively subordinated to the Issuers’ and each Guarantor’s secured obligations, including obligations under the Partnership’s revolving credit facility, to the extent of the value of the collateral securing such obligations, and structurally subordinated to all indebtedness and obligations of the Partnership’s subsidiaries that do not guarantee the Notes.

At any time prior to June 1, 2015, the Issuers may redeem the Notes, in whole or in part, at a “make-whole” redemption price specified in the Indenture, plus accrued and unpaid interest to, but excluding, the redemption date. On or after June 1, 2015, the Issuers may redeem all or part of the Notes at the redemption prices (expressed as percentages of the principal amount) set forth below plus accrued but unpaid interest to, but excluding, the applicable redemption date:

Year	Percentages
2015	104.188%
2016	102.094%
2017 and thereafter	100.000%

Upon the occurrence of a Change of Control (as defined in the Indenture) event, which occurrence (other than one involving the adoption of a plan relating to liquidation or dissolution) is followed by a ratings decline within 90 days after the consummation of the transaction, the Issuers may be required to offer to purchase the Notes at a purchase price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date. Additionally, if the Partnership sells certain assets and does not apply the proceeds from the sale in a certain manner, the Issuers must use certain excess proceeds to offer to repurchase the Notes at 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the repurchase date.

The Indenture contains customary events of default (each an “Event of Default”). Under the Indenture, Events of Default include the following:

(1) default for 30 days in the payment when due of interest on the Notes;

(2) default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on the Notes;

(3) failure by the Issuers or any Guarantor (a) to comply with their obligations to make or consummate a change of control offer, (b) to comply with their obligations to make or consummate an asset sale offer or (c) to comply with any of their agreements or covenants relating to merger, consolidation or sale of assets; provided that, with respect to (b) and (c), such failure will not constitute an Event of Default for 30 days if such failure is capable of cure;

(4) failure by the Partnership for 180 days after notice to comply with its obligations to furnish the holders of Notes and the Trustee certain reports;

(5) failure by the Issuers or any Guarantor to comply with their other covenants or agreements in the Indenture for 60 days after written notice;

(6) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Partnership or any of its restricted subsidiaries (or the payment of which is guaranteed by the Partnership or any of its restricted subsidiaries), whether the indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default (a) is caused by a failure to pay principal of, or interest or premium, if any, on the indebtedness prior to the expiration of the grace period provided in the indebtedness on the date of the default (a “Payment Default”) or (b) results in the acceleration of the indebtedness prior to its express maturity, and, in each case, the principal amount of any of the indebtedness, together with the principal amount of any other indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $50.0 million or more, subject to certain exceptions;

(7) failure by the Issuers or the Partnership’s restricted subsidiaries to pay final judgments aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

(8) any guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or any Guarantor denies or disaffirms its obligations under its guarantee; and

(9) certain events of bankruptcy, insolvency or reorganization of the Issuers or any of the Partnership’s significant subsidiaries or any group of the Partnership’s restricted subsidiaries that, taken together, would constitute a significant subsidiary.

If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest on all of the Notes will be due and payable immediately. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Issuers or any of the Partnership’s significant subsidiaries or any group of the Partnership’s restricted subsidiaries that, taken together, would constitute a significant subsidiary, occurs and is continuing, all outstanding Notes will become due and payable immediately without further action or notice on the part of the Trustee or any holders of the Notes. Under certain circumstances, the holders of a majority in principal amount of the outstanding Notes may rescind any such acceleration with respect to the Notes and its consequences.

Notes Registration Rights Agreement

In connection with the Exchange Offer, the Issuers, the Guarantors and Barclays Capital Inc., as dealer-manager, entered into a Registration Rights Agreement dated July 1, 2014 (the “Notes Registration Rights Agreement”), which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference. Pursuant to the Notes Registration Rights

Agreement, the Issuers and the Guarantors have agreed to file a registration statement with the SEC so that holders of the Notes can exchange the Notes for registered notes (the “Exchange Notes”) that have substantially identical terms as the Notes and evidencing the same indebtedness as the Notes. In addition, the Issuers and the Guarantors have agreed to exchange the guarantees related to the Notes for registered guarantees having substantially the same terms as the original guarantees. The Issuers and the Guarantors will use commercially reasonable efforts to cause the exchange to be completed within 365 days of July 1, 2014 (the “Exchange Date”), and if they cannot effect the exchange offer within such period or in certain other circumstances, they will use commercially reasonable efforts to cause a shelf registration statement for the resale of the Notes to become effective. If the Issuers and the Guarantors fail to satisfy these obligations on a timely basis, an additional 0.25% of interest will accrue on the Notes for the first 90-day period following the Exchange Date and an additional 0.25% of interest for each additional 90-day period that elapses until the exchange offer is completed or the shelf registration statement is declared (or becomes) effective, as applicable, up to a maximum of 1% per year over 8  3⁄8%.

The foregoing descriptions of the Indenture and the Notes Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Indenture and the Notes Registration Rights Agreement, respectively, which are filed as exhibits to this report.

Eagle Rock Common Unit Registration Rights Agreement

In connection with the Partnership’s issuance of 8,245,859 Common Units to Eagle Rock, the Partnership and Eagle Rock entered into a Registration Rights Agreement dated July 1, 2014 (the “Common Unit Registration Rights Agreement”), which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference. Pursuant to the Common Unit Registration Rights Agreement, the Partnership granted to Eagle Rock certain registration rights, including obligating the Partnership to file with the SEC a shelf registration statement under the Securities Act, with respect to resales of the Common Units acquired by Eagle Rock under the Contribution Agreement and certain “piggyback” registration rights. The Common Unit Registration Rights Agreement contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

The foregoing description of the Common Unit Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Common Unit Registration Rights Agreement which is filed as an exhibit to this report.

Issuance of Common Units to ETE Common Holdings, LLC

On July 1, 2014, the Partnership sold 16,491,717 Common Units to ETE Common Holdings, LLC (“ETE”), a wholly owned subsidiary of Energy Transfer Equity, L.P., which owns the general partner of the Partnership, pursuant to a Common Unit Purchase Agreement of the same date (the “Purchase Agreement”), which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference. The Common Units were sold in a private placement for cash consideration of approximately $24.2546 per Common Unit, representing total gross proceeds to the Partnership of approximately $400 million. The purchase price per unit is equal to the volume weighted average trading price of Common Units for the 10 trading day period immediately preceding the date of the Contribution Agreement. The Partnership used the net proceeds of the private placement to finance a portion of the cash consideration payable to Eagle Rock pursuant to the Contribution Agreement.

The Purchase Agreement contains representations and warranties, covenants and indemnification provisions that are typical for private placements by public companies.

The Common Units acquired by ETE have not been registered under the Securities Act, and may not be offered or sold by ETE in the United States absent a registration statement or exemption from registration.

The Partnership also entered into a registration rights agreement (the “ETE Registration Rights Agreement”) with ETE on July 1, 2014, which is attached hereto as Exhibit 10.4 and incorporated into this Item 1.01 by reference. The ETE Registration Rights Agreement provides ETE with certain rights relating to registration of the purchased Common Units under the Securities Act, including obligating the Partnership to file with the SEC a shelf registration statement under the Securities Act, with respect to resales of the Common Units acquired by ETE.

The foregoing descriptions of the Purchase Agreement and the ETE Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Purchase Agreement and the ETE Registration Rights Agreement, respectively, which are filed as exhibits to this report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2014, the Partnership completed the transactions contemplated by the Contribution Agreement.

The consideration paid by the Partnership in exchange for the Contribution consisted of (1) the issuance of 8,245,859 Common Units to Eagle Rock; (2) the assumption and exchange of the Eagle Rock Notes for the Notes described in Item 1.01 above; and (3) the distribution of approximately $576.2 million in cash to Eagle Rock.

The information set forth under Item 1.01 and Item 3.02 is hereby incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K under the heading “Exchange Offer and Consent Solicitation—Indenture and 8  3⁄8% Senior Notes due 2019” is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Contribution Agreement, upon closing of the Contribution, the Partnership issued to Eagle Rock 8,245,859 Common Units, as a portion of the total consideration. The Common Units were issued to Eagle Rock pursuant to a private placement conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and the regulations promulgated thereunder.

Pursuant to the Purchase Agreement, on July 1, 2014, the Partnership issued to ETE 16,491,717 Common Units, and used the net proceeds therefrom to finance a portion of the cash consideration payable to Eagle Rock pursuant to the Contribution Agreement. The Common Units were issued to ETE pursuant to a private placement conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and the regulations promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On July 1, 2014, the Partnership issued a press release announcing the completion of the Contribution Agreement, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

A copy of the press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section. Neither the information contained in this Section 7.01 nor the information in the press release shall be deemed to be incorporated by reference into the filings of the Partnership under the Securities Act, except as specifically set forth with respect thereto in any such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(b) Pro Forma Financial Information.

The financial statements and pro forma financial information required to be filed under Item 9.01 of this Current Report on Form 8-K are included in the Partnership’s Current Reports on Form 8-K/A filed with the SEC on January 24, 2014, March 14, 2014 and May 16, 2014.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description

Exhibit 4.1	Indenture dated as of July 1, 2014 by and among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.1	Registration Rights Agreement dated as of July 1, 2014 by and among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Barclays Capital Inc., as dealer-manager.

Exhibit 10.2	Registration Rights Agreement dated as of July 1, 2014 by and between Regency Energy Partners LP and Eagle Rock Energy Partners, L.P.

Exhibit 10.3	Common Unit Purchase Agreement dated as of July 1, 2014 by and between Regency Energy Partners LP and ETE Common Holdings, LLC.

Exhibit 10.4	Registration Rights Agreement dated as of July 1, 2014 by and between Regency Energy Partners LP and ETE Common Holdings, LLC.

Exhibit 99.1	Regency Energy Partners LP Press Release dated July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

Date: July 8, 2014	By:	/s/ Todd Carpenter
Todd Carpenter
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 4.1	Indenture dated as of July 1, 2014 by and among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.1	Registration Rights Agreement dated as of July 1, 2014 by and among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Barclays Capital Inc., as dealer-manager.

Exhibit 10.2	Registration Rights Agreement dated as of July 1, 2014 by and between Regency Energy Partners LP and Eagle Rock Energy Partners, L.P.

Exhibit 10.3	Common Unit Purchase Agreement dated as of July 1, 2014 by and between Regency Energy Partners LP and ETE Common Holdings, LLC.

Exhibit 10.4	Registration Rights Agreement dated as of July 1, 2014 by and between Regency Energy Partners LP and ETE Common Holdings, LLC.

Exhibit 99.1	Regency Energy Partners LP Press Release dated July 1, 2014.